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                                                                 EXHIBIT 99.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-44802) of Royal Appliance Mfg. Co. of our report dated February 20, 2002, relating to the financial statements of Royal Appliance 401(k) Retirement Savings Plan which appears in this Form 11-K.


PricewaterhouseCoopers LLP


Cleveland, Ohio
March 15, 2002






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